                                                                    EXHIBIT 99.1

      CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER

  Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C.ss.1350)

Pursuant to Section 906 of the  Sarbanes-Oxley  Act of 2002 (18  U.S.C.ss.1350),
the  undersigned,  David  Allen,  Chief  Executive  Officer and Chief  Financial
Officer of The Millbrook  Press Inc., a Delaware  corporation  (the  "Company"), does hereby certify, to his knowledge, that:

The Annual Report on Form 10-KSB for the year ended July 31, 2002 of the Company
(the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in the Report fairly presents,  in all material respects,  the financial condition and results of operations of the Company.

                                                    /s/ David Allen
                                                    ----------------------------
                                                    David Allen
                                                    Chief Executive Officer and
                                                    Chief Financial Officer
                                                    October 29, 2002